SPDR® Dow Jones Industrial AverageSM ETF Trust

(“SPDR DJIA TRUST”)

A Unit Investment Trust

Annual Report

October 31, 2011

“Dow Jones Industrial Averagesm”, “DJIA®, “Dow Jones®” and “The Dow®’’ are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” SPDR DJIA Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

“SPDR” is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/ shares in such products.

Precise in a world that isn’t. sm

SPDR Dow Jones Industrial Average ETF Trust
Trust Overview

OBJECTIVE:

The SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average (the “Index”).

STRATEGY:

To accomplish this, the Trust utilizes a full replication approach. With this strategy, all component securities of the Index are owned by the Trust in their relative weight. A replication management approach should result in low expected tracking error of the Trust relative to its benchmark.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2011 with a 12-month total return of 10.17% on net asset value as compared to the Index return of 10.39%.

The Trust’s performance reflects the operating expenses of the Trust, including brokerage and Trustee fees. The Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments
October 31, 2011

Common Stocks	Shares	Value

3M Co.	7,010,850	$553,997,367
Alcoa, Inc.	7,010,850	75,436,746
American Express Co.	7,010,850	354,889,227
AT&T, Inc.	7,010,850	205,488,013
Bank of America Corp.	7,010,850	47,884,106
Caterpillar, Inc.	7,010,850	662,244,891
Chevron Corp.	7,010,850	736,489,792
Cisco Systems, Inc.	7,010,850	129,911,051
E. I. du Pont de Nemours & Co.	7,010,850	337,011,560
Exxon Mobil Corp.	7,010,850	547,477,276
General Electric Co.	7,010,850	117,151,304
Hewlett-Packard Co.	7,010,850	186,558,719
Intel Corp.	7,010,850	172,046,259
International Business Machines Corp.	7,010,850	1,294,413,235
Johnson & Johnson	7,010,850	451,428,631
JPMorgan Chase & Co.	7,010,850	243,697,146
Kraft Foods, Inc. (Class A)	7,010,850	246,641,703
McDonald’s Corp.	7,010,850	650,957,422
Merck & Co., Inc.	7,010,850	241,874,325
Microsoft Corp.	7,010,850	186,698,936
Pfizer, Inc.	7,010,850	135,028,971
The Boeing Co.	7,010,850	461,243,821
The Coca-Cola Co.	7,010,850	478,981,272
The Home Depot, Inc.	7,010,850	250,988,430
The Procter & Gamble Co.	7,010,850	448,624,291
The Travelers Cos., Inc.	7,010,850	409,083,098
The Walt Disney Co.	7,010,850	244,538,448
United Technologies Corp.	7,010,850	546,706,083
Verizon Communications, Inc.	7,010,850	259,261,233
Wal-Mart Stores, Inc.	7,010,850	397,655,412

Total Common Stocks(a) (Cost $12,651,552,724)		$11,074,408,768

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments (continued)
October 31, 2011

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2011*

PERCENT OF
INDUSTRY	NET ASSETS**

IT Services	11.68%
Oil, Gas & Consumable Fuels	11.59
Aerospace & Defense	9.10
Pharmaceuticals	7.48
Industrial Conglomerates	6.06
Machinery	5.98
Hotels, Restaurants & Leisure	5.87
Beverages	4.32
Diversified Telecommunication Services	4.19
Household Products	4.05
Insurance	3.69
Food & Staples Retailing	3.59
Consumer Finance	3.20
Chemicals	3.04
Diversified Financial Services	2.63
Specialty Retail	2.27
Food Products	2.23
Media	2.21
Software	1.68
Computers & Peripherals	1.68
Semiconductors & Semiconductor Equipment	1.55
Communications Equipment	1.17
Metals & Mining	0.68
Other Assets & Liabilities	0.06

Total	100.00%

*	SPDR DJIA Trust’s industry breakdown is expressed as a percentage of Total Net Assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statement of Assets and Liabilities
October 31, 2011

ASSETS
Investments in securities, at value	$11,074,408,768
Cash	14,676,691
Receivable for units of fractional undivided interest (“Units”) issued in-kind	12,589
Dividends receivable	13,994,878

Total Assets	11,103,092,926

LIABILITIES
Income distribution payable	16,715,237
Accrued Trustee expense	518,368
Accrued expenses and other liabilities	5,195,062

Total Liabilities	22,428,667

NET ASSETS	$11,080,664,259

NET ASSETS CONSIST OF:
Paid in Capital (Note 4)	$14,175,120,930
Undistributed net investment income	163,512
Accumulated net realized loss on investments	(1,517,476,227)
Net unrealized depreciation on investments	(1,577,143,956)

NET ASSETS	$11,080,664,259

NET ASSET VALUE PER UNIT	$119.28

UNITS OUTSTANDING, UNLIMITED UNITS AUTHORIZED, $0.00 PAR VALUE	92,892,867

COST OF INVESTMENTS	$12,651,552,724

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Operations

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2011	October 31, 2010	October 31, 2009

INVESTMENT INCOME
Dividend income	$245,115,563	$222,616,182	$258,082,109

EXPENSES
Trustee expense	5,743,266	5,170,959	4,465,047
Marketing expense	5,660,417	4,956,465	4,583,583
DJIA license fee	3,873,611	3,404,310	3,155,722
Legal and audit services	219,322	436,458	199,547
Other expenses	593,467	596,111	337,558

Total Expenses	16,090,083	14,564,303	12,741,457

NET INVESTMENT INCOME	229,025,480	208,051,879	245,340,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	684,673,417	56,806,457	(1,286,963,860)
Net change in unrealized appreciation (depreciation)	(84,349,814)	908,029,583	1,286,025,132

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	600,323,603	964,836,040	(938,728)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$829,349,083	$1,172,887,919	$244,401,924

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2011	October 31, 2010	October 31, 2009

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$229,025,480	$208,051,879	$245,340,652
Net realized gain (loss) on investment transactions	684,673,417	56,806,457	(1,286,963,860)
Net change in unrealized appreciation (depreciation)	(84,349,814)	908,029,583	1,286,025,132

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	829,349,083	1,172,887,919	244,401,924

NET EQUALIZATION CREDITS AND CHARGES	(718,146)	(6,394,413)	(12,761,900)

DISTRIBUTIONS TO UNITHOLDERS FROM NET INVESTMENT INCOME	(251,674,959)	(201,712,941)	(231,359,719)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Net proceeds from sale of Units	21,998,536,680	13,886,085,189	24,458,446,137
Net proceeds from reinvestment of distributions	—	70,649	1,820,420
Cost of Units repurchased	(19,554,185,652)	(14,187,655,154)	(26,198,575,593)
Net income equalization	718,146	6,394,413	12,761,900

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	2,445,069,174	(295,104,903)	(1,725,547,136)

NET INCREASE (DECREASE) IN NET ASSETS DURING PERIOD	3,022,025,152	669,675,662	(1,725,266,831)

NET ASSETS AT BEGINNING OF PERIOD	8,058,639,107	7,388,963,445	9,114,230,276

NET ASSETS AT END OF PERIOD*	$11,080,664,259	$8,058,639,107	$7,388,963,445

UNIT TRANSACTIONS:
Units sold	185,350,000	131,950,000	286,350,000
Units issued from reinvestment of distributions	—	679	21,340
Units redeemed	(164,900,000)	(135,550,000)	(308,100,000)

NET INCREASE (DECREASE)	$20,450,000	$(3,599,321)	$(21,728,660)

*Includes undistributed (distributions in excess of) net investment income	$163,512	$22,812,991	$16,474,053

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Financial Highlights
Selected data for a Unit outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$111.24	$97.17	$93.22	$139.17	$120.69

Investment Operations:
Net investment income(1)	2.88	2.64	2.76	2.96	2.85
Net realized and unrealized gain (loss)	8.37	14.14	4.01	(45.91)	18.57

Total from investment operations	11.25	16.78	6.77	(42.95)	21.42

Net equalization credits and charges(1)	(0.01)	(0.08)	(0.14)	0.02	(0.24)

Less distributions from:
Net investment income	(3.20)	(2.63)	(2.68)	(3.02)	(2.70)

Net asset value, end of year	$119.28	$111.24	$97.17	$93.22	$139.17

Total investment return(2)	10.17%	17.36%	7.56%	(31.23)%	17.72%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.43%	2.52%	3.21%	2.49%	2.19%
Total expenses	0.17%	0.18%	0.17%	0.17%	0.16%
Total expenses excluding Trustee earnings credit	0.17%	0.18%	0.17%	0.17%	0.14%
Portfolio turnover rate(3)	0.00%	0.12%	5.39%	11.27%	1.45%
Net assets, end of year (000’s)	$11,080,664	$8,058,639	$7,388,963	$9,114,230	$9,339,891

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.

(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements
October 31, 2011

Note 1 —	Organization
SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On February 15, 2011, NYSE Euronext (the parent of the Sponsor) and Deutsche Börse AG announced that they have entered into a business combination agreement which was subsequently approved by their shareholders. This transaction is subject to approval by the relevant regulatory authorities in the U.S. and Europe, and other closing conditions.

Note 2 —	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. These financial statements are presented in United States dollars.

Security Valuation
The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for purposes of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Note 2 —	Significant Accounting Policies – (continued)

use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investment by industry.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Note 2 —	Significant Accounting Policies – (continued)

Subsequent Events
Events or transactions occurring after the year end through the date the financial statements were issued have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure or adjustment.

Investment Risk
The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security were removed from the DJIA.

Investment Transactions
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders
The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units may be purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization
The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax
For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income,

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Note 2 —	Significant Accounting Policies – (continued)

including net capital gains, that it distributes to the Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Trusts’ Financial Statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Trust’s major tax jurisdictions, which include the United States of America and the State of New York. The Trust recognized interest and penalties, if any, related to tax liabilities as income tax expense in the Statement Operations. There were none for the year ending October 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

During the year ended October 31, 2011, the Trust reclassified $688,055,722 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At October 31, 2011, the cost of investments for federal income tax purposes was $12,653,118,708, accordingly, gross unrealized appreciation was $196,829,766 and gross unrealized depreciation was $1,775,539,706, resulting in net unrealized depreciation of $1,578,709,940.

At October 31, 2011, the Trust had capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2012	$221,460,584
2014	52,316
2016	506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588

During the tax year ended October 31, 2011, $68,716,435 of capital loss carryforwards expired.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Note 2 —	Significant Accounting Policies – (continued)

The tax character of distributions paid during the years ended October 31, 2011, 2010 and 2009 were as follows:

Distributions paid from:	2011	2010	2009
Ordinary Income	$251,674,959	$201,712,941	$231,359,719

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on the tax basis were undistributed ordinary income of $16,878,749, undistributed long term capital gain of $0 and unrealized depreciation of $1,578,709,940.

Note 3 —	Transactions with the Trustee and Sponsor
In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2011:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2011, the Adjustment Amount reduced the Trustee’s fee by $527,613. The Adjustment Amount included an excess of net transaction fees from processing orders of $506,415 and a Trustee earning credit of $21,198.

The Sponsor, a wholly-owned subsidiary of NYSE Euronext, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.

Dow Jones & Company, Inc. (“Dow Jones”) and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the portfolio and to use certain trade names and trademarks of Dow Jones in connection with the portfolio. The Trustee on behalf of the Trust, the Sponsor and NYSE Arca, Inc. have each

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
October 31, 2011

Note 3 —	Transactions with the Trustee and Sponsor – (continued)

received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interest of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to Dow Jones equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with SSGM (the “Marketing Agent”) pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Note 4 —	Unitholder Transactions
Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside of the clearing process, the transaction fee plus an additional amount not to exceed three (3) times the transaction fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

Note 5 —	Investment Transactions
For the year ended October 31, 2011, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $13,905,575,250, $11,461,062,135, $0 and $14,071,990, respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $688,067,005.

SPDR Dow Jones Industrial Average ETF Trust
Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of
SPDR Dow Jones Industrial Average ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2011

SPDR Dow Jones Industrial Average ETF Trust
Other Information
October 31, 2011 (Unaudited)

Tax Information
For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended October 31, 2011 is 100.00%.

For the fiscal year ended October 31, 2011 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs. Net Asset Value
As of October 31, 2011

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50-99	100-199	> 200	50-99	100-199	> 200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2011	0	0	0	0	0	0
2010	0	0	0	0	0	0
2009	0	0	0	0	0	0
2008	3	2	2	2	0	0
2007	1	0	0	0	0	0

COMPARISON OF TOTAL RETURNS BASED ON NAV AND BID/ASK PRICE (1)

As of October 31, 2011

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cummulative Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	10.17%	12.60%	65.77%
Return Based on Bid/Ask Price	10.15%	12.71%	66.10%
DJIA	10.39%	13.41%	68.57%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	10.17%	2.40%	5.18%
Return Based on Bid/Ask Price	10.15%	2.42%	5.21%
DJIA	10.39%	2.55%	5.36%

(1)	The Bid/Ask Price is the midpoint of the NYSE Arca Bid/Ask price at the time the Trust’s NAV is calculated. From April 3, 2001 to November 28, 2008, the Bid/Ask price was the Bid/Ask price on the NYSE Amex (formerly the American Stock Exchange) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

Sponsor
PDR Services LLC
c/o NYSE Euronext
11 Wall Street
New York, NY 10005

Trustee
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

SPDRDIA AR